PROJECT PROFILE
Fox Shore Aurora, IL

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is supporting the $31.2 million acquisition and redevelopment of Fox Shore Apartments located in Aurora, Illinois. The affordable housing community currently offers 94 units of housing. HIT’s investment will fund critical improvements to modernize the building and enhance the overall living environment for residents.

Planned renovations include replacement of the hot water boiler and roof, significant repairs and upgrades to the building façade, and modernization of the elevators. All residential units will undergo comprehensive interior upgrades, including plumbing, air conditioning, and electrical improvements. These enhancements are intended to extend the useful life of the property while improving safety, efficiency, and resident comfort.

Ten units will be converted to be Americans with Disabilities Act compliant, and an additional ten units will be made adaptable. Additionally, two units will be converted to accommodate residents with sensory impairments.

HIT ROLE	HIT will invest $15,610,000 through a combination of long- and short-term, tax-exempt bonds issued by the Illinois Housing Development Authority (IHDA). This commitment represents the HIT’s 125th investment in Illinois.
SOCIAL IMPACT	The property currently operates as fully subsidized housing under a Project-Based Section 8 Housing Assistance Payments (HAP) contract. All 94 units will be restricted to households earning at or below 60 percent of area median income, with five units further restricted to households at or below 30 percent of area median income, preserving long-term affordability for the community.

ECONOMIC IMPACT OF INVESTMENT*

$15.6 Million HIT Investment	$31.2 Million Total Development Cost	94 Units (100% affordable)	129,824 Hours of Union Construction Work Generated	$5.6 Million Tax revenue generated	$37.9 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Fox Shore – Aurora, IL

“Fox Shore shows the power of labor capital when it’s invested with purpose. By using union dollars to rehabilitate affordable housing with 100% union labor, we are putting highly trained tradespeople to work while delivering quality homes to the residents of this community.”

-    Ryan Anderson, Business Manager/Secretary Treasurer
Painters District Council #30

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflciohit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

1/2026

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com